UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2008

ZOLL MEDICAL CORPORATION

(Exact name of registrant as specified in charter)

Massachusetts	000-20225	04-2711626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

269 Mill Road, Chelmsford, Massachusetts 01824

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 421-9655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 11, 2008, the Board of Directors of ZOLL Medical Corporation, a Massachusetts corporation (the “Company”), approved an amendment to the Amended and Restated By-Laws, as amended, of the Company to allow the Chief Executive Officer, the President or a Vice President and the Treasurer or an Assistant Treasurer to sign certificates of the capital stock of the Company (the “Amendment”). Before the Amendment, only the President or a Vice President and the Treasurer or an Assistant Treasurer were allowed to sign certificates of the capital stock of the Company. This Amendment is effective as of November 11, 2008. A copy of the Certificate of Amendment to the Company’s Amended and Restated By-Laws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Item
3.1	Certificate of Amendment dated as of November 11, 2008 to the Amended and Restated By-Laws of ZOLL Medical Corporation*

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZOLL MEDICAL CORPORATION

Date: November 12, 2008	By:	/s/ A. Ernest Whiton
	Name:	A. Ernest Whiton
	Title:	Vice President of Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Item
3.1	Certificate of Amendment dated as of November 11, 2008 to the Amended and Restated By-Laws of ZOLL Medical Corporation*

*	Filed herewith.

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